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                           EARTHSHELL CONTAINER CORPORATION

                         NON-QUALIFIED STOCK OPTION AGREEMENT

         This Non-Qualified Stock Option Agreement ("Agreement") is made and entered into as of the Date of Grant indicated below by and between EarthShell Container Corporation, a Delaware corporation (the "Company"), and the person named below as Optionee.

         WHEREAS, Optionee is a director of the Company; and

         WHEREAS, pursuant to the Company's 1995 Stock Incentive Plan (the "Plan"), Optionee has been automatically granted an option to purchase shares of the common stock of the Company (the "Common Stock"), on the terms and conditions set forth in the Plan and herein;

         NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the parties hereto hereby agree as follows:

         1.   GRANT OF OPTION; CERTAIN TERMS AND CONDITIONS.

         (a) Pursuant to Section 4 of the Plan, the Company hereby grants to Optionee, and Optionee hereby accepts, as of the Date of Grant, an option to purchase the number of shares of Common Stock indicated below (the "Option Shares") at the Exercise Price per share indicated below, which option shall expire at 5:00 o'clock p.m., California time, on the Expiration Date indicated below and shall be subject to all of the terms and conditions set forth in this Agreement (the "Option"). The Option shall vest immediately and shall become exercisable on the first anniversary of the Date of Grant (subject to Section 3) to purchase that number of Option Shares indicated below.

         Optionee:                          ________________________

         Date of Grant:

         Number of shares purchasable:

         Exercise Price per share:          $

The Option is not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code (an "Incentive Stock Option").

         (b) Unless earlier terminated pursuant to Section 2(b) of this Agreement, this Option shall expire upon the first to occur of the following (the "Expiration Date"):

              (i) The first anniversary of the date upon which Optionee shall cease to be a director of the Company for any reason; or



                                  EXHIBIT 10.23

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              (ii)      The fifth anniversary of the Date of Grant.

         2.   ACCELERATION AND TERMINATION OF OPTION.

         (a) ACCELERATION OF OPTION. This Option shall become fully exercisable upon the first to occur of the following:

              (i) The date of dissemination to the stockholders of the Company of a proxy statement seeking stockholder approval of a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to the Plan are exchanged for or converted into cash, property and/or securities not issued by the Company, unless such reorganization, merger or consolidation shall have been affirmatively recommended to the stockholders of the Company by the Board of Directors;

              (ii) The first date upon which the directors of the Company who were last nominated by the Board of Directors for election as directors shall cease to constitute a majority of the authorized number of directors of the Company; or

              (iii) The date of dissemination to the stockholders of the Company of a proxy statement disclosing a change of control (as defined by the Company) of the Company.

         (b) TERMINATION OF OPTION. This Option shall terminate on the first to occur of the following:

              (i)       The dissolution or liquidation of the Company;

              (ii) A reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to this Option are exchanged for or converted into cash, property and/or securities not issued by the Company, which reorganization, merger or consolidation shall have been affirmatively recommended to the stockholders of the Company by the Board of Directors; or

              (iii) The sale of substantially all of the property and assets of the Company.

         3. EXERCISE. Notwithstanding the foregoing provisions of this Agreement, Optionee and the Company hereby acknowledge and agree that the Option shall not be exercised with respect to the Option Shares until the date that is 180 days after the completion of the Company's initial public offering pursuant to a registration statement under the Securities Act of 1933, as amended, in which the Company registers for its account an aggregate of at least $35,000,000 of its Common Stock. The Option shall be exercisable during Optionee's lifetime only by Optionee or by his or her guardian or legal representative, and after Optionee's death only by the person or entity entitled to do so under Optionee's last


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will and testament or applicable intestate law.  The Option only be exercised by the delivery to the Company of a written notice of such exercise (the "Exercise Notice"), which notice shall specify the number of Option Shares to be purchased (the "Purchased Shares") and the aggregate Exercise Price for such shares, together with payment in full of such aggregate Exercise Price in cash or by check payable to the Company; PROVIDED, HOWEVER, that, in the discretion of the Board of Directors of the Company, payment of such aggregate Exercise Price may instead be made, in whole or in part, by the delivery to the Company of a certificate or certificates representing shares of Common Stock, duly endorsed or accompanied by duly executed stock powers, which delivery effectively transfers to the Company good and valid title to such shares, free and clear of any pledge, commitment, lien, claim or other encumbrance (such shares to be valued on the basis of the aggregate Fair Market Value (as defined in the Plan) thereof on the date of such exercise), provided that the Company is not then prohibited from purchasing or acquiring such shares of Common Stock and such shares so delivered have been owned by Optionee for at least six months.

         5. PAYMENT OF WITHHOLDING TAXES. If the Company becomes obligated to withhold an amount on account of any tax imposed as a result of the exercise of the Option, including, without limitation, any federal, state, local or other income tax, or any F.I.C.A., state disability insurance tax or other employment tax, then Optionee shall, on the first day upon which the Company becomes obligated to pay such amount to the appropriate taxing authority, pay such amount to the Company in cash or by check payable to the Company. The Company may, in its sole discretion, offset any amounts owed by the Company to Optionee in order to satisfy Optionee's obligations under this Section 5.

         6. NOTICES. All notices and other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed given on the day delivered if delivered personally (or one day after mailing by reputable overnight courier) or five days after mailing if by certified or registered mail, postage prepaid, return receipt requested, to the Company at 800 Miramonte Drive, Santa Barbara, California 93109, Attention:
Chief Financial Officer, or to Optionee at the address set forth beneath his or her signature on the signature page hereto, or at such other addresses as each may designate by written notice in the manner aforesaid.

         7. STOCK EXCHANGE REQUIREMENTS; APPLICABLE LAWS. Notwithstanding anything to the contrary in this Agreement, no shares of stock purchased upon exercise of the Option, and no certificate representing all or any part of such shares, shall be issued or delivered if (a) such shares have not been admitted to listing upon official notice of issuance on each stock exchange upon which shares of that class are then listed or (b) in the opinion of counsel to the Company, such issuance or delivery would cause the Company to be in violation of or to incur liability under any federal, state or other securities law, or any requirement of any stock exchange listing agreement to which the Company is a party, or any other requirement of law or of any administrative or regulatory body having jurisdiction over the Company.



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         8.   NONTRANSFERABILITY.  Neither the Option nor any interest therein may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner other than by will or the laws of descent and distribution.

         9. PLAN. The Option is granted pursuant to the Plan, as in effect on the Date of Grant, and is subject to all the terms and conditions of the Plan, as the same may be amended from time to time; PROVIDED, HOWEVER, that no such amendment shall deprive Optionee, without his or her consent, of the Option or of any of Optionee's rights under this Agreement. The interpretation and construction by the Board of Directors, or the duly appointed committee thereof, of the Plan, this Agreement, the Option and such rules and regulations as may be adopted by the Board of Directors or such committee for the purpose of administering the Plan shall be final and binding upon Optionee. Until the Option shall expire, terminate or be exercised in full, the Company shall, upon written request therefor, send a copy of the Plan, in its then-current form, to Optionee or any other person or entity then entitled to exercise the Option.

         10. STOCKHOLDER RIGHTS. No person or entity shall be entitled to vote, receive dividends or be deemed for any purpose the holder of any Option Shares until the Option shall have been duly exercised to purchase such Option Shares in accordance with the provisions of this Agreement.

         11. GOVERNING LAW. This Agreement and the Option granted hereunder shall be governed by and construed and enforced in accordance with the laws of the State of California without reference to choice or conflict of law principles.

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         IN WITNESS WHEREOF, the Company and Optionee have duly executed this
Agreement as of the Date of Grant.


                                       EARTHSHELL CONTAINER CORPORATION


                                       By: ____________________________________

                                       Title: _________________________________


                                       OPTIONEE



                                       ________________________________________
                                       Signature




                                       ________________________________________
                                       Street Address


                                       ________________________________________
                                       City, State and Zip Code


                                       ________________________________________
                                       Social Security Number




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